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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)               October 18, 1996
                                                          --------------------

                            MTR GAMING GROUP, INC.
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             (exact name of registrant as specified in its charter)


                                   DELAWARE
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                 (State or other jurisdiction of incorporation)



           33-22521                                    84-1103135
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   (Commission File Number)               (IRS Employer Identification Number)


           1461 GLENNEYRE STREET, SUITE F, LAGUNA BEACH, CALIFORNIA
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                    (Address of principal executive offices)
                                     92651
                                   (Zip Code)


Registrant's Telephone Number, Including Area Code:         (714) 376-3010
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                          WINNERS ENTERTAINMENT, INC.
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                 Approval of Bennett Settlement

                 On October 22, 1996, the United States Bankruptcy Court for the Northern District of New York issued an Order approving the September 19, 1996 Amendment of Construction Loan Agreement entered by the Company, its wholly owned subsidiary, Mountaineer Park, Inc. ("Mountaineer"), and Richard C. Breeden, solely in his capacity as trustee (the "Trustee") of the estate of Bennett Management and Development Corp. ("Bennett").

         Accordingly, commencing with the payment due October 31, 1996, instead of 36 equal monthly payments of $283,333, Mountaineer will make principal payments of $75,000 per month from October through March and $125,000 per month from April through September. The remaining principal balance will continue to be due on April 30, 1999. In the event the Bennett loan is not prepaid by December 31, 1997, the interest rate on any outstanding balance shall, as of January 1, 1998, increase from 12.5% to 14.5% until paid in full; provided, however, that (i) if the holder of the second trust on Mountaineer's property (currently Madeleine, LLC pursuant to a Deed of Trust and Term Loan Agreement dated as of July 2, 1996) for any reason does not approve such interest rate increase, then the interest rate shall not increase; and (ii) in lieu thereof, the monthly payments of principal will increase to $100,000 from October through March and $200,000 from April through September.

         The Amendment also modifies the Company's obligation to issue additional shares of its Common Stock to Bennett if the loan is not prepaid by January 1, 1997. Whereas the Construction Loan Agreement as previously amended required the Company to issue Bennett $2,500,000 worth of its Common Stock based on the average market price for the 20 consecutive trading days preceding January 2, 1997, the Amendment permits the Company, at its option, either to pay Bennett $500,000 in cash or issue Common Stock having a value of $750,000. Similarly, the Company may pay $750,000 in cash or issue Common Stock having a value of $1,000,000 if the Bennett loan is not prepaid by July 1, 1997, and pay $1,000,000 in cash or issue Common Stock having a value of $1,250,000 if the loan is not prepaid by December 31, 1997. If the Company elects to issue Bennett additional shares of Common Stock, such shares will be subject to the Construction Loan Agreement's requirement that, to the extent such issuance would otherwise result in Bennett having voting rights to greater than 5% of the Company's issued and outstanding shares, then the voting rights shall be transferred to the Company's board of directors.

         To the extent any shares previously issued pursuant to the Construction Loan Agreement or to be issued pursuant to the Amendment are restricted securities and are not eligible for public sale pursuant to Court order or exemption, then such shares shall have piggyback registration rights until December 31, 1997, with
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respect to any registered offering of shares by the Company or any shareholder of the Company, except for registered offerings undertaken in connection with the Term Loan Agreement dated as of July 2, 1996 among the Company, Mountaineer and Madeleine, LLC, and demand registration rights after December 31, 1997 or any other time at which there is a registered offering in connection with the Term Loan Agreement.

         In the event the Trustee desires to sell any of the shares held by Bennett, the Amendment also grants the Company until December 31, 1997 the right to match any bona fide offer of a non-affiliate to purchase the shares. The Amendment likewise grants the Company an option, for the period commencing on the date Mountaineer has paid the Bennett loan in full and terminating ten business days thereafter, to purchase all (but not part) of the 1,530,000 shares currently held by Bennett for a price per share equal to 90% of the average closing bid price of the shares as reported by Nasdaq for the twenty
(20) consecutive trading days immediately preceding the date on which Mountaineer retires the loan, but in no event less than $1.125 per share.

         As part of the Amendment, American Gaming & Entertainment, Ltd. ("AGEL"), an affiliate of Bennett which had performed management services at Mountaineer pursuant to a June 2, 1994 management agreement, delivered an acknowledgment that the management agreement had been terminated and that a June 30, 1995 Settlement Agreement among the Company, Mountaineer, and AGEL was in effect. That Settlement Agreement terminated the management agreement and settled the accounts of the parties as of June 30, 1995.

         A copy of the Amendment was attached as an exhibit to the Company's report on Form 8-K filed September 29, 1996.

                 Amendment of Articles of Incorporation

         At the Company's annual meeting of shareholders held on October 15, 1996, the Company's shareholders voted to amend the Company's Restated Certificate of Incorporation such that:

         1.      The name of the Company shall be MTR Gaming Group, Inc.

         2. The Company shall have the authority to issue 50,000,000 shares of common stock.

         A Certificate of Amendment of the Company's Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 18, 1996.

Item 7.  Financial Statements and Agreements.

                 (c)  Exhibits

                      1. Order of the United States Bankruptcy Court for the Northern District of New York Approving Settlement of Winners
Entertainment/Mountaineer Park Litigation (October 22, 1996).
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                      2.      Certificate of Amendment of Restated
Certificate of Incorporation (filed as of October 18, 1996).

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             MTR GAMING GROUP, INC.


                                             By  /s/ Edson R. Arneault
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                                                 Edson R. Arneault
                                                 President


Date: November 1, 1996